UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 25, 2019
Date of Report (Date of earliest event reported)
HCP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

1920 Main Street, Suite 1200
Irvine, CA 92614
(Address of principal executive offices) (Zip Code)

(949) 407-0700
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Directors or Certain Officers

Peter L. Rhein and Joseph P. Sullivan retired from the Board of Directors (the “Board”) of HCP, Inc. (the “Company”) effective immediately prior to the 2019 annual meeting of stockholders held on April 25, 2019 (the “Annual Meeting”). In connection with their retirements pursuant to the Company’s mandatory retirement policy, the Board reduced its size from nine to seven directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, there were present, in person or by proxy, 437,566,578 shares of the Company’s common stock, which represented approximately 91.55% of the shares entitled to vote and constituted a quorum.

Set forth below are the voting results of the three proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 14, 2019.

Proposal 1. All of the nominees listed below were elected to the Board, each having received the affirmative vote of a majority of the votes cast at the Annual Meeting.

	For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
Brian G. Cartwright	397,432,528	2,672,137	524,357	36,937,556	99.33%
Christine N. Garvey	389,025,390	11,093,576	510,056	36,937,556	97.22%
R. Kent Griffin, Jr.	398,072,495	2,018,490	538,037	36,937,556	99.49%
David B. Henry	387,676,235	12,419,755	533,032	36,937,556	96.89%
Thomas M. Herzog	396,636,375	3,468,822	523,825	36,937,556	99.13%
Lydia H. Kennard	394,817,112	5,297,191	514,719	36,937,556	98.67%
Katherine M. Sandstrom	398,145,425	1,966,771	516,826	36,937,556	99.50%

Proposal 2. The advisory vote to approve executive compensation was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
369,830,964	29,755,739	1,042,319	36,937,556	92.55%

Proposal 3. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved at the Annual Meeting.

For	Against	Abstain	Broker Non-Votes	% of Votes Cast Supporting
427,885,963	9,019,188	661,427	N/A	97.93%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  April 30, 2019

HCP, Inc.

By:     /s/ Troy E. McHenry
Troy E. McHenry
Executive Vice President, General Counsel and
Corporate Secretary